Exhibit 99.1

Boost Run, a Rapidly Growing Provider of NeoCloud AI Infrastructure and High Performance Compute (HPC), to Go Public Via Business Combination with Willow Lane Acquisition Corp.

●	Boost Run’s bare-metal platform is built for complex enterprise and regulated workloads, combining operator-level certifications and security, to support AI compute at scale.

●	The merger offers investors a way to participate in the nascent multi-cloud industry, as companies seek to boost AI capabilities and access on-demand alternatives that comply with their increasing need for secure, application-specific outsourced computing needs.

●	Boost Run Founder and CEO Andrew Karos co-founded algorithmic trading firm Blue Fire Capital in 2007, expanding operations globally across multiple data centers and reaching $500 million in revenues. Blue Fire Capital was acquired by Galaxy Digital in 2020. Following the acquisition, Karos served as Head of Electronic Trading and led the expansion of Galaxy’s trading and computing infrastructure.

●	Karos’ strong relationships with Lenovo, TierPoint and others provide Boost Run with access to scalable, certified compute capacity - without capital-heavy data center investments - that provides durable solutions to government and regulated industries.

●	Boost Run is projecting more than 250% revenue growth in 2025 versus 2024, with adjusted EBITDA margins over 75%1 and high-teens free cash flow margins2, underscoring the Company’s strong unit economics and the capital efficiency of the business.

●	The transaction values the combined company at $614 million, on a post-money basis, assuming retention of Willow Lane’s trust account.

●	Cash retained in connection with Willow Lane’s trust account is planned to accelerate GPU purchases to enable Boost Run to expand into new data centers, and to continue Boost Run’s software development to capture enterprise, government and regulated industry demand in a market constrained by limited compute availability.

●	With over $112 million of cash to be added to the balance sheet (assuming no redemptions by Willow Lane shareholders), the Company is projected to exit the fourth quarter of calendar 2026 with an annualized quarterly revenue run-rate approximating $275 million, while maintaining similar profitability metrics to 2025 results.

●	Following the filing of the transaction on September 15, 2025, and prior to the market open on September 16, 2025, fundamental institutional investors purchased $24.4 million of Willow Lane shares at $10.60 per share from existing SPAC shareholders.

CHICAGO and NEW YORK, Sept. 16, 2025 /PRNewswire/ -- Boost Run, LLC (“Boost Run” or the “Company”), a rapidly growing provider of AI Cloud Infrastructure and high performance compute (HPC), and Willow Lane Acquisition Corp. (Nasdaq: WLAC) (“Willow Lane”), a publicly traded special purpose acquisition company, today announced they have entered into a definitive business combination agreement through which Boost Run will become a publicly-listed company.

Boost Run provides efficient, certified, secure and production-ready infrastructure across a range of GPU architectures via Web UI and API. They provide solutions to enterprise, financial, government and third-party platforms requiring real-time inference, distributed training, Gen AI analytics, edge compute, code generation and other mission critical applications. The Company’s suppliers, partnerships and distribution channels include Nvidia, Lenovo, Tierpoint and Carahsoft, among others. The Company continues to innovate client-driven solutions featuring 100% bare metal servers with real-time server deployment and provisioning, delivering on-demand compute to customers seeking or requiring primary access or multi-cloud diversification with advanced security and sector specific operator level certifications.	Boost Run to Go Public via Business Combination with Willow Lane Acquisition Corp. (Nasdaq: $WLAC)

Boost Run is projecting revenues in 2025 to grow over 250% versus 2024, alongside high teens free cash flow margins2.

Track Record of Profitable Growth and Technical Expertise

In 2007, Andrew Karos, Boost Run’s Founder and CEO, co-founded Blue Fire Capital (“Blue Fire”), a global algorithmic trading firm which he built to operate across 13 data centers and seven countries, relying heavily on HPC and fully automated systematic algorithm trading to generate over $500 million in revenues. In 2020, Blue Fire was acquired by Galaxy Digital (Nasdaq: GLXY), where Karos then served as Head of Electronic Trading. Karos and his Blue Fire team integrated their existing trading infrastructure into the broader Galaxy Digital (“Galaxy”) trading platform during 2021 and 2022.

In 2023, Karos self-funded Boost Run. He brought in former Blue Fire and Galaxy team members, CIO Tynan Wilke, and COO Harry Georgakopoulos. They were joined soon after by CTO Daniel Gormley-Rahn. In 2025, Erik Guckel was named CFO of Boost Run. The senior team combines to provide the company with deep hardware, software, cybersecurity, operational and financial expertise.

“Having negotiated access to secure, robust compute for mission critical applications many times over the last fifteen plus years, we understand both the economics and the importance of high availability, purpose-built and flexible solutions for HPC and AI applications. We also believe that most current alternatives have not been architected with this same focus and intent as we have here at Boost Run as the world moves to multi-cloud solutions.” said Karos. “We believe entering the public markets can provide us with both the capital and access to competitive financing we need to accelerate our strategy, expand our share in focus areas such as government and regulated industries, and productize our software and automation layer at scale. With over $145 billion in private capital raised since 2024 for AI-specific applications and new GPUs being introduced that will power more use cases, we believe our time is now. On behalf of the entire Boost Run team, we are thrilled to be working with Willow Lane to help us achieve our goals.”

“The team at Willow Lane has collaborated for over a decade, acquiring and advising multiple companies, including Tecnoglass, one of the best performing stocks coming out of deSPAC over the past 12 years. Our focus has always been to identify and work with high integrity hands-on operators with a meaningful track record of value creation.” said Luke Weil, CEO and Chairman of Willow Lane. “We believe that the demand outlook for AI cloud infrastructure is a meaningful long-term secular trend, and that the few winners will be those providers that:

●	come with a deep understanding of cost and pricing curves

●	have favorable access to top tier data center providers and server suppliers

●	can build secure enterprise grade solutions for an increasingly sophisticated user base

●	can deploy, price, and manage to a high return on invested capital and free cash flow margin

Andy and his team have built a capital efficient business, converting approximately 70% of their capital expenditures to revenues, driving over 75%1 adjusted EBITDA margins and a high teens free cash flow margin2 .”

“In addition,” Weil continued, “we are delighted to report that following the announcement of the transaction last night, fundamental investors have purchased $24.4 million of shares from existing Willow Lane shareholders at $10.60 per WLAC share. We understand that demand at that price significantly exceeded supply, underscoring confidence in our merger plan from institutional investors very well-versed in AI cloud infrastructure. We’re also excited that this transaction provides public investors access to an early-stage, pure-play AI cloud infrastructure story.”

Transaction Overview

●	The proposed business combination ascribes a post-money equity value of $614 million to the combined company, as it is expected to receive over $112 million of cash held in Willow Lane’s trust account at closing, assuming no redemptions of existing WLAC shares are requested by WLAC shareholders in connection with the business combination.

●	The boards of directors of both Boost Run and Willow Lane have unanimously approved the proposed business combination, which is expected to close in the fourth quarter of 2025, subject to approval by Willow Lane shareholders and Boost Run members, and the satisfaction or waiver of customary closing conditions. Upon the closing of the proposed business combination, the combined company will be named Boost Run, Inc., and its common stock and public warrants are expected to be listed on The Nasdaq Stock Market and trade under the ticker symbols BRUN and BRUN WS, respectively, subject to approval by Nasdaq.

●	For a summary of the material terms of the transaction, as well as a copy of the business combination agreement and investor presentation, please see the Current Report on Form 8-K to be filed by Willow Lane with the U.S. Securities and Exchange Commission (the “SEC”) available at www.sec.gov. Additional information about the proposed business combination will be described in the registration statement on Form S-4 relating to the transaction (the “Registration Statement”), which Willow Lane and Boost Run will file with the SEC.

Boost Run’s financials have not been audited, are based on information available to us only as of the date of this press release and are subject to change.

1Adjusted EBITDA excludes lease expenses for lease-intensive businesses per IFRS 16/ASC 842.

2Free cash flow percentage is calculated as EBITDA less cash leases and cash taxes divided by revenue.

Investor Presentation

Boost Run and Willow Lane will host a joint pre-recorded investor presentation to discuss the proposed business combination today at 10:30am ET. To listen to the webcast or a view the replay of the presentation as filed with the SEC, please visit the investor relations section of the Willow Lane website at willowspac.com/investor-relations or the SEC’s website at www.sec.gov.

Advisors

BTIG, LLC, Craig-Hallum Capital Group LLC, and D.A. Davidson & Co. are serving as capital markets advisors to Willow Lane. Ellenoff Grossman & Schole LLP is serving as legal advisor to Willow Lane. Winston & Strawn LLP is serving as legal advisor to Boost Run. Riveron Consulting LLC is serving as the investor relations advisor on the transaction.

About Boost Run, Inc.

Boost Run is a leading provider of instant, scalable GPU infrastructure for AI workloads. Boost Run was created to eliminate the pain points of traditional AI infrastructure. The Company’s platform delivers on-demand GPU compute through a simple UI or powerful API, enabling customers to spin up resources in clicks to programmatically access thousands of GPUs. Boost Run’s API also powers seamless integration for resellers and distribution channels, meeting the demands of enterprise and government buyers. With facility-level and operator-level certifications, as well as validation from partners including Carahsoft and Lenovo, Boost Run is built to be durable, compliant, and enterprise- ready from day one.

About Willow Lane Acquisition Corp.

Willow Lane Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Our team has broad sector knowledge and brings a combination of operating, investing, financial and transactional experience. We have collectively identified and closed five previous SPAC business combinations, creating value for shareholders.

Additional Information and Where to Find It

Willow Lane, Boost Run and the combined company (“Pubco”) intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a proxy statement of Willow Lane and a prospectus in connection with the proposed business combination (the “Business Combination”), referred to as a proxy statement/prospectus. The definitive proxy statement and other relevant documents will be mailed to shareholders of Willow Lane as of a record date to be established for voting on Willow Lane’s proposed Business Combination with Boost Run. SHAREHOLDERS OF WILLOW LANE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH WILLOW LANE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT WILLOW LANE, BOOST RUN, PUBCO AND THE BUSINESS COMBINATION. Shareholders will be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Willow Lane Acquisition Corp, 250 West 57th Street, Suite 415, New York, NY 10107; or Boost Run, LLC, 5 Revere Drive, Suite 200 Northbrook, IL 60062.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits and timing of the completion of the Business Combination; statements about Boost Run’s market opportunity and the potential growth of that market; Boost Run’s strategy, outcomes and growth prospects; trends in Boost Run’s industry and markets; the competitive environment in which Boost Run operates; the ability for Boost Run to raise funds to support its business; the sources and uses of cash of the Business Combination; and the anticipated capitalization and enterprise value of the Pubco following the consummation of the Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Boost Run’s and Willow Lane’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Boost Run and Willow Lane.

These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the risk that the Business Combination disrupts Boost Run’s current plans and operations as a result of the announcement and consummation of the Business Combination; the inability of the parties to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of Willow Lane’s securities on a national securities exchange; the ability to obtain or maintain the listing of the Pubco’s securities on Nasdaq following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; Boost Run’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Boost Run’s use and reporting of business and operational metrics; uncertainties surrounding Boost Run’s business model; Boost Run’s expectations regarding future financial performance, capital requirements and unit economics; Boost Run’s competitive landscape; capital market, interest rate and currency exchange risks; Boost Run’s ability to manage growth and expand its operations; Boost Run’s ability to attract and retain additional customers and additional business from existing customers; Boost Run’s ability to secure additional data center capacity at affordable rates; Boost Run’s ability to acquire the GPUs necessary to expand its business at anticipated prices; the prices at which Boost Run will be able to sell the services it provides; Boost Run’s ability to provide reliable high compute services; Boost Run’s ability to successfully develop and sell new products and services; the risk that Boost Run’s technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors; the failure to offer high quality technical support; Boost Run’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; risks related to the marketing of Boost Run’s services to various government entities; uncertainty or changes with respect to laws and regulations; data protection or cybersecurity incidents and related regulations; disruption in the electrical power grid at or near one or more of Boost Run’s data centers; physical security breaches; supply chain disruptions; changes in tariffs or import restrictions; Boost Run’s lack of business interruption insurance; Boost Run’s ability to maintain, protect and defend its intellectual property rights; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Willow Lane’s securities; the risk that the Business Combination may not be completed by Willow Lane’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Willow Lane; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against Boost Run, Willow Lane, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the risk that shareholders of Willow Lane could elect to have their shares redeemed, leaving Pubco with insufficient cash to execute its business plans; past performance by Boost Run management team may not be indicative of the future performance of Pubco after the Business Combination; the risk that an active market for the securities of Pubco after the Business Combination may not develop; and those risk factors discussed in documents of Willow Lane, Boost Run and Pubco filed, or to be filed, with the SEC. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Willow Lane nor Boost Run presently know or can anticipate or that Willow Lane and Boost Run currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Willow Lane’s, Boost Run’s and Pubco’s expectations, plans or forecasts of future events and views as of the date of this press release. Willow Lane, Boost Run and Pubco anticipate that subsequent events and developments will cause Willow Lane’s, Boost Run’s and Pubco’s assessments to change. However, while Willow Lane, Boost Run and Pubco may elect to update these forward-looking statements at some point in the future, Willow Lane, Boost Run and Pubco specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Willow Lane. Readers are cautioned not to place undue reliance upon any forward- looking statements, which speak only as of the date made, and Willow Lane, Boost Run and Pubco undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

Willow Lane, Boost Run and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Willow Lane’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Willow Lane’s securities are, or will be, contained in filings with the SEC relating to the Business Combination. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Willow Lane’s shareholders in connection with the Business Combination, including the names and interests of Boost Run’s directors and executive officers, will be set forth in the proxy statement/prospectus included in the Registration Statement for the Business Combination. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Boost Run’s financial results. Therefore, these measures, and other measures that are calculated using such non-GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Boost Run’s and Willow Lane’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Boost Run and Willow Lane believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Boost Run’s financial condition and results of operations. Boost Run and Willow Lane believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Boost Run, and in comparing Boost Run’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures. Please refer to the investor presentation, which has been furnished as Exhibit 99.1 to Willow Lane’s Current Report on Form 8-K, which was in turn filed with the SEC on September 15, 2025, for a reconciliation of these measures to what Boost Run believes are the most directly comparable measures evaluated in accordance with GAAP. Certain monetary amounts, percentages and other figures included in this press release have been subject to rounding adjustments. The presentation of such non-GAAP measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Boost Run’s future results and cash flows will be unaffected by other unusual or non-recurring items. Boost Run and Willow Lane expect the variability of these items could have a significant impact on our reported GAAP financial results.

Contacts:

Institutional Investor Relations

April Scee

april.scee@riveron.com

Media Relations

Abby Trexler

abby.trexler@fullyvested.com

All Other Inquiries

investors@willowac.com

SOURCE Willow Lane Acquisition Corp.